UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

PRESSTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17541	02-0415170

(Commission File Number)	(IRS Employer Identification No.)

55 Executive Drive
Hudson, New Hampshire	03051-4903

(Address of Principal Executive Offices)	(Zip Code)

(603) 595-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On September 29, 2006, Presstek, Inc. (the “Company”) announced preliminary information related to its results of operations for the third quarter of fiscal 2006. The press release related to this announcement is attached as Exhibit 99.1. These preliminary results are subject to revision until the Company reports its final results for the three and nine months ended September 30, 2006.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of Presstek, Inc. under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press release of Presstek, Inc. dated September 29, 2006, announcing preliminary financial results for the three months ended September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC. (Registrant)
Date: September 29, 2006	/s/ Moosa E. Moosa
Moosa E. Moosa Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Press release of Presstek, Inc. dated September 29, 2006, announcing preliminary financial results for the three months ended September 30, 2006.	Furnished herewith *

* Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.